SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported):              November 14, 2002

                           EASTGROUP PROPERTIES, INC.
                ---------------------------------------------
             (Exact Name of registrant as specified in charter)

          Maryland                    1-7094                     13-2711135
----------------------------   ----------------------        -------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)

                              300 One Jackson Place
                             188 East Capitol Street
                                Jackson, MS 39201
               ----------------------------------------------------
                     (Address of principal executive offices)

                                  (601)354-3555
               ----------------------------------------------------
               (Registrant's telephone number, including area code)



            -----------------------------------------------------------
            Former name or former address, if changed since last report

ITEM 7.  Financial Statements and Exhibits

(c) Exhibits.
Exhibit 99.1      Transmittal Letter
Exhibit 99.2      Certification of David H. Hoster II, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350
Exhibit 99.3      Certification of N. Keith McKey, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350



ITEM 9.  Regulation FD Disclosure

     Registrant filed as correspondence accompanying its Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 2002 filed with the Securities and Exchange Commission on November 14, 2002, the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2 and 99.3.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 14, 2002

                                           EASTGROUP PROPERTIES, INC.
                                           (Registrant)


                                           By:   /s/ N. KEITH MCKEY
                                                 ------------------------------
                                                 N. Keith McKey
                                                 Chief Financial Officer

Exhibit Index

Exhibit No.     Description
99.1            Transmittal Letter
99.2            Certification of David H. Hoster II, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350
99.3            Certification of N. Keith McKey, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350

                                                                    EXHIBIT 99.1









                                                               November 14, 2002


VIA EDGAR


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:      EastGroup Properties, Inc.
                  Quarterly Report on Form 10-Q
                  For the Quarterly Period ended September 30, 2002


Ladies and Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

                                           Very truly yours,

                                           EASTGROUP PROPERTIES, INC.


                                           By:  /s/ N. KEITH MCKEY
                                                --------------------------------
                                                N. Keith McKey
                                                Chief Financial Officer

                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                              18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of EastGroup Properties, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David H. Hoster II, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /s/ DAVID H. HOSTER II
                                                   -----------------------------
                                                   David H. Hoster II
                                                   Chief Executive Officer
                                                   November 14, 2002

                                                                    EXHIBIT 99.3


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of EastGroup Properties, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, N. Keith McKey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ N. KEITH MCKEY
                                                --------------------------------
                                                N. Keith McKey
                                                Chief Financial Officer
                                                November 14, 2002